UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  December 18, 2008

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                        000-50052                 06-1393745
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (847) 597-8800


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

(e) On December 19, 2008, Cosi, Inc. (the "Company") entered into Indemnification Agreements with the members of the Company's Board of Directors and executive and senior officers of the Company, including the Company's Chief Executive Officer and President, Chief Financial Officer, Senior Vice President and Chief Development Officer, Vice President and General Counsel, Vice President of People, and Controller. The Indemnification Agreements provide for the indemnification, advancement and reimbursement of certain liabilities and expenses to the fullest extent permitted by law, all as set forth in the form of Indemnification Agreement attached hereto as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On December 18, 2008, the Company also entered into Change in Control Severance Agreements with each of the Company's named executive officers, other than James Hyatt, the Chief Executive Officer and President of the Company. The agreements provide for severance and premium reimbursement for health benefits should the executive's employment be terminated following a change in control (as defined therein) of the Company (a) by the Company other than for cause (as defined therein) or (b) by the executive with good reason (as defined therein), all as set forth in the Change in Control Severance Agreements with William Koziel, Chief Financial Officer and Vicki Baue, Vice President and General Counsel attached hereto as Exhibits 10.2 and 10.3, respectively. Under their respective agreements, William Koziel, , Vicki Baue, and Paul Bower would receive continued payment of base salary for up to twelve months and continued health benefits during such period. In addition, on December 18, 2008, the Company entered into substantially similar Change in Control Severance Agreements with two other executive officers, Paul Bower, Senior Vice President and Chief Development Officer, and Becky Iliff, Vice President of People, except that these agreements provide for severance period under such agreements in nine months (rather than twelve), copies of which are attached hereto as Exhibits
10.4 and 10.5, respectively.

      On December 18, 2008, the Company also entered into an amendment to the Company's Employment Agreement with James Hyatt, Chief Executive Officer and President which provides Mr. Hyatt with twelve months of continued health benefits should Mr. Hyatt's employment be terminated by the Company other than for cause (as defined in the Employment Agreement) or by the executive with good reason (as defined in the Employment Agreement) following a change in control (as defined therein). A copy of the First Amendment is attached hereto as
Exhibit 10.6.

Item 9.01 (d).    Exhibits.

     10.1 Form of Indemnification Agreement dated as of December 19, 2008 between Directors and Officers and Cosi, Inc.

     10.2 Change in Control Severance Agreement dated as of December 18, 2008 between William Koziel and Cosi, Inc.

     10.3 Change in Control Severance Agreement dated as of December 18, 2008 between Vicki Baue and Cosi, Inc.

     10.4 Change in Control Severance Agreement dated as of December 18, 2008 between Paul Bower and Cosi, Inc.

     10.5 Change in Control Severance Agreement dated as of December 18, 2008 between Becky Iliff and Cosi, Inc.

     10.6 First Amendment to Employment Agreement dated as of December 18, 2008 between James Hyatt and Cosi, Inc.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  December 19, 2008

                                         /s/ WILLIAM E. KOZIEL
                                         ----------------------------------
                                         Name: William E. Koziel
                                         Title: Chief Financial Officer